UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 24, 2014

CONNECTONE BANCORP, INC.

(Exact name of Company as specified in its charter)

New Jersey	001-35812	26-1998619
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company’s telephone number, including area code  (201) 816-8900

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders was held on June 24, 2014 (the “Annual Meeting”). The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Matter 1: The approval of the proposed Agreement and Plan of Merger, dated as of January 20, 2014, by and between the Company and Center Bancorp, Inc. (“Center”) and the merger of the Company and Center provided for therein (the “Merger”):

For	Against	Abstentions	Broker Non-Votes
3,729,239	150	7,480	754,323

Matter 2: The approval of a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger

For	Against	Abstentions	Broker Non-Votes
3,858,601	49,116	10,230	573,245

Matter 3: The election of three directors, each for the term set forth in the proxy statement:

Nominee	For	Against	Broker Non-Votes
Frank Cavuoto	3,605,584	131,285	754,323
Frank Huttle III	3,621,511	115,358	754,323
Joseph Parisi, Jr.	3,630,569	106,300	754,323

Matter 4: The ratification of the appointment of Crowe Horwath LLP as the Company’s independent public accounting firm for the year ending December 31, 2014:

For	Against	Abstentions	Broker Non-Votes
4,468,871	21,921	400	0

Pursuant to the foregoing votes, the Merger was approved, Frank Cavuoto, Frank Huttle III, and Joseph Parisi Jr. were elected for the term set forth in the proxy statement, and the appointment of Crowe Horwath LLP as independent auditors for the fiscal year ending December 31, 2014 was ratified. In light of the affirmative vote with respect to the Merger in Matter 1, the vote on Matter 2 (with respect to the adjournment of the Annual Meeting to solicit additional votes for the Merger) was rendered moot.

Item 8.01.	Other Events.

On June 24, 2014, the Registrant and Center Bancorp, Inc. disseminated a joint press release announcing that the Agreement and Plan of Merger, dated January 20, 2014 and filed with the Commission on January 21, 2014 as an exhibit to the Registrant’s Form 8-K, has been approved by the shareholders of each company. A copy of the June 24, 2014 joint press release is included as Exhibit 99.1 hereto.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 8.01 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 24, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, ConnectOne Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: June 24, 2014	By: /s/ William S. Burns
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

99.1	Joint Press Release of Center Bancorp, Inc. and ConnectOne Bancorp, Inc. dated June 24, 2014.

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